Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2004

                          JOS. A. BANK CLOTHIERS, INC.
                          ----------------------------
            (Exact name of registrant as specified in its charter)

                  Delaware                               36-3189198
                  --------                               ----------
           (State of Incorporation)         (I.R.S. Employer Identification No.)

         500 Hanover Pike, Hampstead, MD                        21074
         -------------------------------                        -----
         (Address of principal executive offices)            (zip code)

                                 (410) 239-2700
                                  -------------
              (Registrant's telephone number, including area code)




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On February 5, 2004, Jos. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced revised earnings guidance for its fiscal year ended January 31, 2004. A copy of the Press Release is attached as Exhibit 99.1.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Jos. A. Bank
                                        Clothiers, Inc.
                                        (Registrant)

                                        By:   /s/ Robert N. Wildrick
                                         ------------------------------------
                                        Robert N. Wildrick
                                        Chief Executive Officer and Director

Dated:  February 5,  2004


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EXHIBIT INDEX

Exhibit
Number              Description
-------                    -----------
99.1              Press Release Dated February 5, 2004